SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

AUGUST 28, 2006

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1200 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 8.01.  OTHER EVENTS

On August 28, 2006, Amazon.com, Inc. (the “Company”) announced that its Board of Directors authorized the Company to repurchase up to $500 million of the Company’s common stock within the next 24 months, through one or more open market transactions, privately negotiated transactions, transactions structured through investment banking institutions or a combination of the foregoing. A copy of the press release announcing the Board of Directors’ authorization of the stock repurchase is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 28, 2006 announcing the Board of Directors’ authorization of the repurchase of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/S/ THOMAS J. SZKUTAK
Thomas J. Szkutak
Senior Vice President and Chief Financial Officer

Dated: August 28, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 28, 2006 announcing the Board of Directors’ authorization of the repurchase of the Company’s common stock.